UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2010

VENOCO, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-123711	77-0323555
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

370 17th Street, Suite 3900
Denver, Colorado	80202-1370
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 626-8300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 16, 2010, Venoco, Inc. issued a press release reporting estimated reserves as of December 31, 2009 and related information. A copy of the release, which is being furnished pursuant to Item 2.02 of Form 8-K to the extent it contains material non-public information regarding Venoco’s results of operations or financial condition for the year ended December 31, 2009, is attached as Exhibit 99.1 hereto.

The information in this report, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 7.01  REGULATION FD DISCLOSURE

Information set forth in Exhibit 99.1 that is not furnished pursuant to Item 2.02 above is being furnished pursuant to Item 7.01 of Form 8-K. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibit No.	Description

99.1	Press release, dated February 16, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2010

VENOCO, INC.

	By:	/s/ Timothy M. Marquez
	Name:	Timothy M. Marquez
	Title:	Chief Executive Officer